Exhibit 10.1

THIRD AMENDMENT TO LIMITED WAIVER TO CREDIT AGREEMENT AND THIRD

AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO LIMITED WAIVER TO CREDIT AGREEMENT AND THIRD AMENDMENT TO CREDIT AGREEMENT dated as of October 2, 2017 (this “Third Amendment”), is entered into among GLOBAL EAGLE ENTERTAINMENT INC., a Delaware corporation (the “Company”), the Guarantors identified on the signature pages hereto, the Lenders (as defined below) party hereto, and CITIBANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”). Reference is made to the Credit Agreement, dated as of January 6, 2017 (as amended, restated, amended and restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among the Company, the Guarantors party thereto from time to time, the Administrative Agent, each lender from time to time party thereto (collectively, the “Lenders” and, individually, a “Lender”), CITIBANK, N.A., as L/C Issuer, and CITIBANK, N.A., as Swing Line Lender. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Limited Waiver described below or the Credit Agreement, as the context requires.

RECITALS

WHEREAS, reference is made to the First Amendment and Limited Waiver to Credit Agreement, dated as of May 4, 2017 (as amended by the Amendment to First Amendment and Limited Waiver to Credit Agreement and Second Amendment to Credit Agreement, dated as of June 29, 2017, as further amended by the Second Amendment to Limited Waiver to Credit Agreement, dated as of September 13, 2017, and as otherwise amended from time to time, the “Limited Waiver”), among the Company, the Guarantors party thereto from time to time, the Administrative Agent and the Required Lenders;

WHEREAS, the Loan Parties have requested that the Lenders amend and waive certain provisions of (a) the Limited Waiver and (b) the Credit Agreement; and

WHEREAS, the Lenders signatory hereto, constituting the Required Lenders, are willing to agree to such amendments and waivers, in accordance with and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1. Amendment of Limited Waivers.

(a) Section 1(a) of the Limited Waiver is hereby amended and restated in its entirety as follows:

“(a) Annual Financial Statements. Notwithstanding anything else to the contrary in any Loan Document, the Administrative Agent and the Required Lenders hereby waive (with retroactive effect to March 31, 2017) any Default or Event of Default that has arisen or that may arise under the Credit Agreement or any other Loan Document from the failure to deliver, by March 31, 2017, the Company’s audited annual financials for the fiscal year ended December 31, 2016, together with the related report and opinion and other items required by Section 6.01(a) of the Credit Agreement and the Compliance Certificate relating thereto required by Section 6.02(a)

of the Credit Agreement (collectively, the “Annual Financial Statement Deliverables”). The waiver in this Section 1(a) shall remain in effect at all times from and after March 31, 2017, so long as the Annual Financial Statement Deliverables are delivered in accordance with the Credit Agreement by no later than October 31, 2017; and failure to so deliver all or any of the Annual Financial Statement Deliverables on or prior to October 31, 2017, shall constitute an immediate Event of Default.”

(b) Section 1(b) of the Limited Waiver is hereby amended and restated in its entirety as follows:

“(b) First and Second Quarter Financial Statements. Notwithstanding anything else to the contrary in any Loan Document, the Administrative Agent and the Lenders party hereto waive any Default or Event of Default that may arise under the Credit Agreement or any other Loan Document from any failure to deliver, (i) within 45 days after March 31, 2017, the Company’s financial statements for the fiscal quarter ended March 31, 2017, together with the related items required by Section 6.01(b) of the Credit Agreement and the Compliance Certificate relating thereto required by Section 6.02(a) of the Credit Agreement, and (ii) within 45 days after June 30, 2017, the Company’s financial statements for the fiscal quarter ending June 30, 2017, together with the related items required by Section 6.01(b) of the Credit Agreement and the Compliance Certificate relating thereto required by Section 6.02(a) of the Credit Agreement (the deliverables in the foregoing clauses (i) and (ii), collectively, the “First and Second Quarter Financial Statement Deliverables”). The waiver in this Section 1(b) shall remain in effect at all times from and after the Effective Date so long as the First and Second Quarter Financial Statement Deliverables are delivered in accordance with the Credit Agreement by no later than the First and Second Quarter Financial Statement Due Date (as defined below), and failure to so deliver all or any of the First and Second Quarter Financial Statement Deliverables on or prior to the First and Second Quarter Financial Statement Due Date shall constitute an immediate Event of Default.”

(c) Section 1(d) of the Limited Waiver is hereby amended and restated in its entirety as follows:

“(d) Certain Definitions. As used in this Section 1, the following terms shall have the meanings set forth below:

“Annual Financial Statement Delivery Date” means the first date on which the Annual Financial Statement Deliverables are delivered in accordance with the Credit Agreement.

“First and Second Quarter Financial Statement Due Date” means the date that is 30 days after the Annual Financial Statement Delivery Date.

“Third Quarter Financial Statement Due Date” means the date that is 30 days after the First and Second Quarter Financial Statement Due Date.

(d) Section 1 of the Limited Waiver is hereby amended by inserting the following clause (e) at the end thereof:

“(e) Third Quarter Financial Statements. Notwithstanding anything else to the contrary in any Loan Document, the Administrative Agent and the Required Lenders hereby waive any Default or Event of Default that may arise under the Credit Agreement or any other Loan Document from any failure to deliver, within 45 days after September 30, 2017, the Company’s financial statements for the fiscal quarter ended September 30, 2017, together with the related items required by Section 6.01(b) of the Credit Agreement and the Compliance

Certificate relating thereto required by Section 6.02(a) of the Credit Agreement (collectively, the “Third Quarter Financial Statement Deliverables”). The waiver in this Section 1(e) shall remain in effect at all times from and after the Effective Date so long as the Third Quarter Financial Statement Deliverables are delivered in accordance with the Credit Agreement by no later than the Third Quarter Financial Statement Due Date, and failure to so deliver all or any of the Third Quarter Financial Statement Deliverables on or prior to the Third Quarter Financial Statement Due Date shall constitute an immediate Event of Default.

2. Amendments to Credit Agreement. On and as of the Third Amendment Effective Date:

(a) The definition of “Applicable Premium” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“”Applicable Premium” means, with respect to any Initial Term Loan on any date of prepayment or repayment thereof (each, a “Prepayment Date”), an amount equal to the present value at such Prepayment Date of the premium that would be payable with respect to the Initial Term Loans being repaid on the day after the Relevant Call Date plus all cash interest that would be due and payable on the Initial Term Loans being repaid on such Prepayment Date from such Prepayment Date to the Relevant Call Date at the Applicable Rate then in effect, computed using a discount rate equal to the Treasury Rate plus 50 basis points.”

(b) The definition of “Applicable Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended by amending and restating clauses (a) and (b) to read as follows:

“(a) with respect to Initial Term Loans, (i) prior to the Amendment No. 3 Effective Date, (x) for Eurocurrency Rate Loans, 7.00% and (y) for Base Rate Loans, 6.00% and (ii) on and after the Amendment No. 3 Effective Date, (x) for Eurocurrency Rate Loans, 7.25% and (y) for Base Rate Loans, 6.25%; and

(b) with respect to Revolving Credit Loans, unused Revolving Credit Commitments, Swing Line Loans (which are to be maintained solely as Base Rate Loans), and Letter of Credit fees, (i) prior to the Amendment No. 3 Effective Date, (A) for Eurocurrency Rate Loans, EURIBOR Loans and Letter of Credit fees, 7.00%, (B) for Base Rate Loans, 6.00% and (C) for unused commitment fees, 0.50% and (ii) on and after the Amendment No. 3 Effective Date, (x) until delivery of financial statements for the first full fiscal quarter ending after the Amendment No. 3 Effective Date pursuant to Section 6.01, (A) for Eurocurrency Rate Loans, EURIBOR Loans and Letter of Credit fees, 7.25%, (B) for Base Rate Loans, 6.25% and (C) for unused commitment fees, 0.50% and (y) thereafter, the percentages per annum set forth below, based upon the Consolidated First Lien Net Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a):

Applicable Rate
Pricing Level	Consolidated First Lien Net Leverage Ratio	Eurocurrency Rate, EURIBOR and Letter of Credit Fees	Base Rate	Commitment Fee Rate
1	> 2.25 : 1.00	7.25%	6.25%	0.500%
2	≤ 2.25 : 1.00	7.00%	6.00%	0.375%
	> 2.00 : 1.00
3	≤ 2.00 : 1.00	6.75%	5.75%	0.375%”

(c) The following definitions of “Amendment No. 3”, “Amendment No. 3 Effective Date”, “Prepayment Date” and “Relevant Call Date” are hereby added in appropriate alphabetical order in Section 1.01 of the Credit Agreement:

““Amendment No. 3” shall mean the Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement, dated as of October 2, 2017, among the Company, the Guarantors identified on the signature pages thereto, the Lenders party thereto, and the Administrative Agent.”

““Amendment No. 3 Effective Date” shall mean the “Third Amendment Effective Date”, as defined in Amendment No. 3.”

““Prepayment Date” has the meaning set forth in the definition of “Applicable Premium.””

““Relevant Call Date” means, with respect to any Prepayment Date, (a) to the extent such Prepayment Date occurs prior to the 2016 Annual Financial Statement Delivery Date, October 31, 2019, and (b) to the extent such Prepayment Date occurs on or after the 2016 Annual Financial Statement Delivery Date, the earlier of (x) October 31, 2019, and (y) the second anniversary of the 2016 Annual Financial Statement Delivery Date.”

(d) Section 2.09(d) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(d) Prepayment Premium. In connection with any prepayment of Initial Term Loans pursuant to Section 2.05(a) or Section 2.05(b)(iii) that is consummated in respect of all or any portion of the Initial Term Loans (w) prior to the Relevant Call Date, the Borrower shall pay to each Term Lender a fee equal to the aggregate principal amount of the Initial Term Loans of such Term Lender subject to such prepayment plus the Applicable Premium, (x) on or after the Relevant Call Date but prior to the first anniversary of the Relevant Call Date, the Borrower shall pay to each Term Lender a fee equal to 2.0% of the aggregate principal amount of the Initial Term Loans of such Term Lender subject to such prepayment, (y) on or after the first anniversary of the Relevant Call Date but prior to the second anniversary of the Relevant Call Date, the Borrower shall pay to each Term Lender a fee equal to 1.0% of the aggregate principal amount of the Initial Term Loans of such Term Lender subject to such prepayment and (z) on or after the second anniversary of the Relevant Call Date there shall be no additional fee.”

(e) Section 6.01(g) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(g) (i) On or prior to October 3, 2017, and (ii) within one Business Day of (A) October 11, 2017, and (B) each date occurring two weeks thereafter prior to the 2016 Annual Financial Statement Delivery Date, furnish or file for public availability on the Securities and Exchange Commission’s Electronic Data Gathering and Retrieval System (EDGAR) on a Form 8-K the current cash balance of the Company and its Subsidiaries, the current cash balance of the Company’s Foreign Subsidiaries and the current outstanding balance under the Revolving Credit Facility, in each case, as of such date or the immediately preceding date;”

(f) Section 6.01 of the Credit Agreement is hereby amended by (A) deleting the “and” appearing at the end of clause (f) thereof, and (B) inserting the following clauses (h) and (i) immediately after clause (g) thereof:

“(h) On or prior to October 6, 2017, issue an earnings release for the Fiscal Quarter and the Fiscal Year ended December 31, 2016 (including a related balance sheet, statement of income and statement of cash flows), which earnings release shall be deemed issued for purposes of this Section 6.01(h) on the date the Company (x) issues a customary press release to the public containing such earnings release or (y) furnishes or files such earnings release for public availability on the Securities and Exchange Commission’s Electronic Data Gathering and Retrieval System (EDGAR) on a Form 8-K; and

(i) On or prior to October 12, 2017, furnish or file for public availability on the Securities and Exchange Commission’s Electronic Data Gathering and Retrieval System (EDGAR) on a Form 8-K (i)(A) the estimated adjusted EBITDA of the Borrower and its Subsidiaries and (ii) the total estimated revenue of the Company and its Subsidiaries, in each case, with a range of no greater than $5,000,000, for each of the fiscal quarters ended March 31, 2017, and June 30, 2017, and (ii) a forecast of the consolidated cash balance of the Borrower and its Subsidiaries as of December 31, 2017.”

3. Consent Fee. The Company agrees to pay, or cause to be paid, to the Administrative Agent, for the account of each Lender who consents to this Third Amendment by executing and delivering to the Administrative Agent (or its counsel) a signature page hereto by 5:00 p.m., New York City time, on October 2, 2017 (each such Lender, a “Consenting Lender” and, collectively, the “Consenting Lenders”), a consent fee equal to 25 basis points on the aggregate principal amount of the Revolving Credit Commitments and Term Loans of such Consenting Lender as of the Third Amendment Effective Date (as defined below) (collectively, the “Consent Fees”); it being understood that (x) all Consent Fees payable to Consenting Lenders shall be payable in full only if consents from the Required Lenders are received on the Third Amendment Effective Date and (y) the Company in its sole discretion may pay Consent Fees for the account of Lenders who consent to this Third Amendment after the above specified deadline. Failure to so pay, or cause to be paid, to the Administrative Agent, for the account of each Consenting Lender, the Consent Fees on or prior to 5:00 p.m., New York City time, on October 4, 2017, shall constitute an immediate Event of Default.

4. Effectiveness; Conditions Precedent. This Third Amendment shall be effective, as of the date first above written, on the first date (the “Third Amendment Effective Date”) on which each of the following conditions is satisfied:

(a) The Administrative Agent (or its counsel) shall have received from the Company, the Guarantors and the Required Lenders either a counterpart of this Third Amendment signed on behalf of such party or evidence satisfactory to the Administrative Agent (or its counsel), which may include a facsimile transmission or other electronic transmission (including email as .pdf or .tif attachment), that such party has signed a counterpart hereof.

(b) The representations and warranties set forth in Section 6 of this Third Amendment shall be true and correct as of the date hereof.

5. Reaffirmation.

(a) Validity of Obligations. The Company and each other Loan Party acknowledges and agrees that, both before and after giving effect to this Third Amendment, the Company and each other Loan Party is indebted to the Lenders for the Obligations, without defense, counterclaim or offset of any kind and the Company and each other Loan Party hereby ratifies and reaffirms the validity, enforceability and binding nature of such Obligations.

(b) Validity of Guarantees. Each Guarantor hereby confirms and agrees that, its guarantee under the Credit Agreement is, and shall continue to be, in full force and effect, and shall apply to all Obligations and such guarantee is hereby ratified and confirmed in all respects.

(c) Validity of Liens and Loan Documents. The Company and each other Loan Party hereby agrees and confirms that the Credit Agreement and each other Loan Document constitutes a legal, valid and binding obligation of the Company and each other Loan Party, in each case, to the extent party to such Loan Document, enforceable against the Company and each other Loan Party in accordance with its terms. The Company and each other Loan Party hereby ratifies and reaffirms the validity and enforceability (without defense, counterclaim or offset of any kind) of the Liens and security interests granted to the Administrative Agent for the benefit of the Secured Parties to secure any of the Obligations by the Company or any other Loan Party pursuant to the Loan Documents to which any of the Company or any other Loan Party is a party and hereby confirms and agrees that notwithstanding the effectiveness of this Third Amendment, and except as expressly amended by this Third Amendment, each such Loan Document is, and shall continue to be, in full force and effect and each is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of this Third Amendment, each reference in the Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” (and each reference in the Credit Agreement to this “Agreement”, “hereunder” or “hereof”) or words of like import shall mean and be a reference to the Credit Agreement as amended by this Third Amendment. This Third Amendment shall constitute a “Loan Document” for purposes of the Credit Agreement.

6. Representations and Warranties. Each Loan Party represents and warrants as follows:

(a) Power; Authorization; Enforceable Obligations. The Company and each other Loan Party has the requisite power and authority, and the legal right, to enter into this Third Amendment. The Company and each other Loan Party has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Third Amendment. This Third Amendment constitutes a legal, valid and binding obligation of the Company and each other Loan Party signatory hereto, enforceable against the Company and each other Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(b) Accuracy of Representations and Warranties. Immediately after giving effect to this Third Amendment on the Third Amendment Effective Date, the representations and warranties of the Company and each other Loan Party set forth in the Loan Documents (including, for the avoidance of doubt, in the Credit Agreement) are true and correct in all material respects on and as of the Third Amendment Effective Date to the same extent as though made on and as of the Third Amendment Effective Date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date; provided that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language is true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

(c) No Default or Event of Default. As of the Third Amendment Effective Date, immediately after giving effect to this Third Amendment, no Default or Event of Default exists.

7. Expenses. The Company agrees to pay all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Third Amendment, including without limitation the reasonable and documented fees and expenses of the Administrative Agent’s legal counsel, in each case, in the manner set forth in Section 10.04 of the Credit Agreement.

8. Further Assurances. The Loan Parties agree to promptly take such action, upon the reasonable request of the Administrative Agent, as is necessary to carry out the intent of this Third Amendment.

9. Counterparts. This Third Amendment is a Loan Document. This Third Amendment may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Third Amendment by fax, email or other electronic transmission (including in .pdf or .tif format) shall be effective as delivery of a manually executed counterpart of this Third Amendment.

10. GOVERNING LAW. THIS THIRD AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON OR ARISING OUT OF THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK

11. Effect of this Agreement. Except as expressly set forth herein, this Third Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent or the Lenders under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to any other consent to, or any other waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

12. Successors and Assigns. This Third Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

13. Consent to Jurisdiction; Waiver of Jury Trial. The jurisdiction and waiver of jury trial provisions set forth in Sections 10.15 and 10.16 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed as of the date first above written.

GLOBAL EAGLE ENTERTAINMENT INC., as Borrower

By:	/s/ Paul Rainey
Name:	Paul Rainey
Title:	Chief Financial Officer

AIRLINE MEDIA PRODUCTIONS, INC.

By:	/s/ Paul Rainey
Name:	Paul Rainey
Title:	Chief Financial Officer

ENTERTAINMENT IN MOTION, INC.

By:	/s/ Paul Rainey
Name:	Paul Rainey
Title:	Chief Financial Officer

GLOBAL EAGLE ENTERTAINMENT OPERATIONS SOLUTIONS, INC.

By:	/s/ Paul Rainey
Name:	Paul Rainey
Title:	Chief Financial Officer

EMC INTERMEDIATE, LLC

By:	/s/ Paul Rainey
Name:	Paul Rainey
Title:	Chief Financial Officer

INFLIGHT PRODUCTIONS USA INC.

By:	/s/ Paul Rainey
Name:	Paul Rainey
Title:	Chief Financial Officer

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

POST MODERN EDIT, INC.

By:	/s/ Paul Rainey
Name:	Paul Rainey
Title:	Chief Financial Officer

THE LAB AERO, INC.

By:	/s/ Paul Rainey
Name:	Paul Rainey
Title:	Chief Financial Officer

ROW 44, INC.

By:	/s/ Paul Rainey
Name:	Paul Rainey
Title:	Chief Financial Officer

N44HQ, LLC
By: Row 44, Inc., its Sole Member

By:	/s/ Paul Rainey
Name:	Paul Rainey
Title:	Chief Financial Officer

EMERGING MARKETS COMMUNICATIONS, LLC

By:	/s/ Paul Rainey
Name:	Paul Rainey
Title:	Chief Financial Officer

EMC ACQUISITION, LLC

By:	/s/ Paul Rainey
Name:	Paul Rainey
Title:	Chief Financial Officer

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

SCISCO PARENT, INC.

By:	/s/ Paul Rainey
Name:	Paul Rainey
Title:	Chief Financial Officer

SEAMOBILE INC.

By:	/s/ Paul Rainey
Name:	Paul Rainey
Title:	Chief Financial Officer

MARITEL HOLDINGS, INC.

By:	/s/ Paul Rainey
Name:	Paul Rainey
Title:	Chief Financial Officer

MARITIME TELECOMMUNICATIONS NETWORK, INC.

By:	/s/ Paul Rainey
Name:	Paul Rainey
Title:	Chief Financial Officer

MTN GOVERNMENT SERVICES, INC.

By:	/s/ Paul Rainey
Name:	Paul Rainey
Title:	Chief Financial Officer

MTN LICENSE CORP.

By:	/s/ Paul Rainey
Name:	Paul Rainey
Title:	Chief Financial Officer

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

EMC-JV HOLDCO LLC

By:	/s/ Paul Rainey
Name:	Paul Rainey
Title:	Chief Financial Officer

GLOBAL EAGLE SERVICES, LLC

By:	/s/ Paul Rainey
Name:	Paul Rainey
Title:	Chief Financial Officer

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

CITIBANK, N.A., as Administrative Agent, L/C Issuer, Swing Line Lender and Lender

By:	/s/ Sigrid Nubla
Name:	Sigrid Nubla
Title:	SVP

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

BlackRock Credit Alpha Master Fund L.P. as a Lender
BY: BlackRock Financial Management Inc., in its capacity as investment advisor

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

BlackRock Multi-Strategy Master Fund Limited as a Lender
By: BlackRock Institutional Trust Company, N.A., Its Investment Manager

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

CA 534 Offshore Fund, Ltd as a Lender
By: BlackRock Financial Management, Inc., in its capacity as investment advisor

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

The Obsidian Master Fund as a Lender
BY: BlackRock Financial Management, Inc., its Investment Advisor

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Carlyle Global Market Strategies CLO 2012-3, Ltd. as a Lender

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Carlyle Global Market Strategies CLO 2012-4, Ltd. as a Lender

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Carlyle Global Market Strategies CLO 2013-1, Ltd. as a Lender

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Carlyle Global Market Strategies CLO 2013-4, Ltd. as a Lender

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Carlyle Global Market Strategies CLO 2014-1, Ltd. as a Lender

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Carlyle Global Market Strategies CLO 2014-2, Ltd. as a Lender

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Carlyle Global Market Strategies CLO 2014-3, Ltd. as a Lender

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Carlyle Global Market Strategies CLO 2014-4, Ltd. as a Lender

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Carlyle Global Market Strategies CLO 2014-5, Ltd. as a Lender

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Carlyle Global Market Strategies CLO 2015-1, Ltd. as a Lender

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Carlyle Global Market Strategies CLO 2015-2, Ltd. as a Lender

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Carlyle Global Market Strategies CLO 2015-3, Ltd. as a Lender

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Carlyle Global Market Strategies CLO 2015-4, Ltd. as a Lender

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Carlyle Global Market Strategies CLO 2015-5, Ltd. as a Lender

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Carlyle Global Market Strategies CLO 2016-1, Ltd. as a Lender

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Carlyle Global Market Strategies CLO 2016-2 Ltd. as a Lender

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Carlyle Global Market Strategies CLO 2016-3, Ltd. as a Lender

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Carlyle US CLO 2016-4, Ltd. as a Lender

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Carlyle US CLO 2017-1, Ltd. as a Lender

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Carlyle US CLO 2017-2, Ltd. as a Lender

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Carlyle US CLO 2017-3 Ltd. as a Lender

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

TRALEE CLO II, LTD as a Lender
By:	Par-Four Investment Management, LLC
As Collateral Manager

By:	/s/ Dennis Gorczyca
Name:	Dennis Gorczyca
Title:	Managing Director

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

TRALEE CLO III, LTD. as a Lender
By:	Par-Four Investment Management, LLC
As Collateral Manager

By:	/s/ Dennis Gorczyca
Name:	Dennis Gorczyca
Title:	Managing Director

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

AMMC CLO 15, LIMITED as a Lender
BY:	American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

AMMC CLO 16, LIMITED as a Lender
By:	American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

AMMC CLO 17, LIMITED as a Lender
By:	American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

AMMC CLO 18, LIMITED as a Lender
By:	American Money Management Corp., as Collateral Manager

By:	/s/ David Meyer
Name:	David Meyer
Title:	Senior Vice President

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

AMMC CLO 19, LIMITED as a Lender
By:	American Money Management Corp., as Collateral Manager

By:	/s/ David Meyer
Name:	David Meyer
Title:	Senior Vice President

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

AMMC CLO 20, LIMITED as a Lender
By:	American Money Management Corp., as Collateral Manager

By:	/s/ David Meyer
Name:	David Meyer
Title:	Senior Vice President

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

AMMC CLO XIII, LIMITED as a Lender
By:	American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

AMMC CLO XIV, LIMITED as a Lender

By:	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Venture 28A CLO Limited as a Lender
By:	its investment advisor MJX Venture Management II LLC

By:	/s/ Michael Regan
Name:	Michael Regan
Title:	Managing Director

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

VENTURE XIX CLO, Limited as a Lender
By:	its investment advisor MJX Asset Management LLC

By:	/s/ Michael Regan
Name:	Michael Regan
Title:	Managing Director

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

VENTURE XII CLO, Limited as a Lender
BY:	its investment advisor MJX Venture Management LLC

By:	/s/ Michael Regan
Name:	Michael Regan
Title:	Managing Director

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

VENTURE XIII CLO, Limited as a Lender
BY:	its Investment Advisor MJX Asset Management LLC

By:	/s/ Michael Regan
Name:	Michael Regan
Title:	Managing Director

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

VENTURE XIV CLO, Limited as a Lender
By:	its investment advisor MJX Asset Management LLC

By:	/s/ Michael Regan
Name:	Michael Regan
Title:	Managing Director

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

VENTURE XV CLO, Limited as a Lender
By:	its investment advisor MJX Asset Management LLC

By:	/s/ Michael Regan
Name:	Michael Regan
Title:	Managing Director

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

VENTURE XVI CLO, Limited as a Lender
By:	its investment advisor MJX Asset Management LLC

By:	/s/ Michael Regan
Name:	Michael Regan
Title:	Managing Director

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Venture XVIII CLO, Limited as a Lender
By:	its investment advisor MJX Asset Management LLC

By:	/s/ Michael Regan
Name:	Michael Regan
Title:	Managing Director

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Venture XXI CLO, Limited as a Lender
By:	its investment advisor MJX Asset Management LLC

By:	/s/ Michael Regan
Name:	Michael Regan
Title:	Managing Director

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Venture XXIII CLO, Limited as a Lender
By:	its investment advisor MJX Asset Management LLC

By:	/s/ Michael Regan
Name:	Michael Regan
Title:	Managing Director

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Venture XVII CLO Limited as a Lender
BY:	its investment advisor, MJX Asset Management, LLC

By:	/s/ Michael Regan
Name:	Michael Regan
Title:	Managing Director

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Venture XXII CLO, Limited as a Lender
By:	its investment advisor MJX Venture Management LLC

By:	/s/ Michael Regan
Name:	Michael Regan
Title:	Managing Director

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Venture XXVI CLO, Limited as a Lender
By:	its investment advisor MJX Venture Management LLC

By:	/s/ Michael Regan
Name:	Michael Regan
Title:	Managing Director

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

VENTURE XX CLO, Limited as a Lender
By:	its investment advisor MJX Asset Management LLC

By:	/s/ Michael Regan
Name:	Michael Regan
Title:	Managing Director

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

VENTURE XXIX CLO, Limited as a Lender
By:	its investment advisor MJX Asset Management II LLC

By:	/s/ Michael Regan
Name:	Michael Regan
Title:	Managing Director

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

VENTURE XXIV CLO, Limited as a Lender
By:	its investment advisor MJX Asset Management LLC

By:	/s/ Michael Regan
Name:	Michael Regan
Title:	Managing Director

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

JMP CREDIT ADVISORS CLO III LTD.
By:	JMP Credit Advisors LLC, As Attorney-in-Fact

By:	/s/ Shawn S. O’Leary
Name:	Shawn S. O’Leary
Title:	Director

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

JMP CREDIT ADVISORS CLO IV LTD.
By:	JMP Credit Advisors LLC, As Attorney-in-Fact

By:	/s/ Shawn S. O’Leary
Name:	Shawn S. O’Leary
Title:	Director

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

AGF Floating Rate Income Fund as a Lender
By:	Eaton Vance Management as Portfolio Manager

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Brighthouse Funds Trust I - Brighthouse/Eaton Vance Floating Rate Portfolio as a Lender
BY:	Eaton Vance Management as Investment Sub-Advisor

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Columbia Funds Variable Series Trust II - Variable Portfolio - Eaton Vance Floating-Rate Income Fund as a Lender
BY:	Eaton Vance Management as Investment Sub-Advisor

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

DaVinci Reinsurance Ltd. as a Lender
By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Eaton Vance Bank Loan Fund Series II A Series Trust of Multi Manager Global Investment Trust as a Lender
By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Eaton Vance CLO 2013-1 LTD. as a Lender
BY:	Eaton Vance Management Portfolio Manager

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Eaton Vance CLO 2014-1, Ltd. as a Lender
BY:	Eaton Vance Management Portfolio Manager

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Eaton Vance CLO 2015-1 Ltd. as a Lender
By:	Eaton Vance Management Portfolio Manager

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Eaton Vance Floating Rate Portfolio as a Lender
BY:	Boston Management and Research as Investment Advisor

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Eaton Vance Floating-Rate Income Plus Fund as a Lender
BY:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Eaton Vance Floating-Rate Income Trust as a Lender
BY:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Eaton Vance Institutional Senior Loan Fund as a Lender
By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Eaton Vance International (Cayman Islands) Floating-Rate Income Portfolio as a Lender
BY:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Eaton Vance Limited Duration Income Fund as a Lender
By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Eaton Vance Bank Loan Fund Series III A Series Trust of Multi Manager Global Investment Trust as a Lender
By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Eaton Vance Senior Floating-Rate Trust as a Lender
BY:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Eaton Vance Senior Income Trust as a Lender
BY:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Eaton Vance Short Duration Diversified Income Fund as a Lender
By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Eaton Vance US Loan Fund 2016 a Series Trust of Global Cayman Investment Trust as a Lender
By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Eaton Vance VT Floating-Rate Income Fund as a Lender
BY:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Florida Power & Light Company as a Lender
By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Pacific Select Fund Floating Rate Loan Portfolio as a Lender
By:	Eaton Vance Management as Investment Sub-Advisor

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Renaissance Investment Holdings Ltd as a Lender
By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Senior Debt Portfolio as a Lender
BY:	Boston Management and Research as Investment Advisor

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

ALJ Global Loan Fund 2016 A SERIES TRUST OF MULTI MANAGER GLOBAL INVESTMENT TRUST as a Lender

By:	/s/ Thomas Frangione
Name:	Thomas Frangione
Title:	Senior Vice President

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

BNY Mellon Global High Yield Bond Fund as a Lender
by	Alcentra NY, LLC the investment manager

By:	/s/ Thomas Frangione
Name:	Thomas Frangione
Title:	Senior Vice President

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Collective Trust High Yield Fund as a Lender
By:	Alcentra NY, LLC, as investment advisor

By:	/s/ Thomas Frangione
Name:	Thomas Frangione
Title:	Senior Vice President

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Dreyfus/Laurel Funds Trust - Dreyfus High Yield Fund as a Lender
By:	Alcentra NY, LLC, as investment advisor

By:	/s/ Thomas Frangione
Name:	Thomas Frangione
Title:	Senior Vice President

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Global-Loan SV S.a.r.l. as a Lender
Executed by Alcentra Limited as Portfolio Manager, and Alcentra NY, LLC as Sub-Manager, for and on behalf of Global-Loan SV Sarl

By:	/s/ Thomas Frangione
Name:	Thomas Frangione
Title:	Senior Vice President

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Multi-Credit SV S.a.r.l. as a Lender

By:	/s/ Thomas Frangione
Name:	Thomas Frangione
Title:	Senior Vice President

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Shackleton 2013-III CLO, Ltd. as a Lender
BY:	Alcentra NY, LLC, as investment advisor

By:	/s/ Thomas Frangione
Name:	Thomas Frangione
Title:	Senior Vice President

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Shackleton 2013-IV CLO, LTD as a Lender
BY:	Alcentra NY, LLC as its Collateral Manager

By:	/s/ Thomas Frangione
Name:	Thomas Frangione
Title:	Senior Vice President

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Shackleton 2014-V CLO, Ltd. as a Lender

By:	/s/ Thomas Frangione
Name:	Thomas Frangione
Title:	Senior Vice President

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Shackleton 2014-VI CLO, Ltd. as a Lender
BY:	Alcentra NY, LLC as its Collateral Manager

By:	/s/ Thomas Frangione
Name:	Thomas Frangione
Title:	Senior Vice President

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Shackleton 2015-VII CLO, Ltd as a Lender
BY:	Alcentra NY, LLC as its Collateral Manager

By:	/s/ Thomas Frangione
Name:	Thomas Frangione
Title:	Senior Vice President

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Shackleton 2015-VIII CLO, Ltd. as a Lender

By:	/s/ Thomas Frangione
Name:	Thomas Frangione
Title:	Senior Vice President

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Shackleton 2016-IX CLO, Ltd as a Lender
by	Alcentra NY, LLC as its Collateral Manager

By:	/s/ Thomas Frangione
Name:	Thomas Frangione
Title:	Senior Vice President

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Shackleton 2017-X CLO, Ltd as a Lender
by	Alcentra NY, LLC as its Collateral Manager

By:	/s/ Thomas Frangione
Name:	Thomas Frangione
Title:	Senior Vice President

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

The Dreyfus/Laurel Funds, Inc. - Dreyfus Floating Rate Income Fund as a Lender
By:	Alcentra NY, LLC, as investment advisor

By:	/s/ Thomas Frangione
Name:	Thomas Frangione
Title:	Senior Vice President

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

US Loan SV S.a.r.l. as a Lender

By:	/s/ Thomas Frangione
Name:	Thomas Frangione
Title:	Senior Vice President

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

MainStay VP Floating Rate Portfolio, a series of MainStay VP Funds Trust
By:	NYL Investors LLC, Its Investment Manager

By:	/s/ Michelle Lim
Name:	Michelle Lim
Title:	Senior Director

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

MainStay Floating Rate Fund, a series of MainStay Funds Trust
By:	NYL Investors LLC, Its Investment Manager

By:	/s/ Michelle Lim
Name:	Michelle Lim
Title:	Senior Director

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Kingsland VI as a Lender
By:	Kingsland Capital Management, LLC as Manager

By:	/s/ John Fitzgerald
Name:	John Fitzgerald
Title:	Loan Administrator

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Kingsland VII as a Lender
By:	Kingsland Capital Management, LLC as Manager

By:	/s/ John Fitzgerald
Name:	John Fitzgerald
Title:	Loan Administrator

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

NPB Manager Fund, SPC - Segregated Portfolio 102

By:	/s/ Qazi Munirul Alam
Name:	Qazi Munirul Alam
Title:	CEO/CIO of Investment Subadvisor

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

SDP Flagship Master Fund, LP

By:	/s/ Qazi Munirul Alam
Name:	Qazi Munirul Alam
Title:	CEO/CIO of Investment Subadvisor

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

NPB Manager Fund, SPC - Segregated Portfolio 103

By:	/s/ Qazi Munirul Alam
Name:	Qazi Munirul Alam
Title:	CEO/CIO of Investment Subadvisor

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Madison River Trading, LLC as a Lender
By:	SunTrust Bank, as manager

By:	/s/ Connie Bailey-Blake
Name:	Connie Bailey-Blake
Title:	Vice President

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

CBAM Funding 2016-1 LLC, as Lender

By:	/s/ John H. Garrett
Name:	John H. Garrett
Title:	Managing Director

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Vector Trading (Cayman) LP, as Lender

By:	/s/ James Murray
Name:	James Murray
Title:	Authorized Person

VC4 Debt Investments (US) LLC, as Lender

By:	/s/ James Murray
Name:	James Murray
Title:	Authorized Person

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Empyrean Investments, LLC, as Lender

By:	/s/ C. Martin Meekins
Name:	C. Martin Meekins
Title:	Authorized Person

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

American Beacon Sound Point Floating Rate Income Fund, a series of American Beacon Funds, as Lender
By:	Sound Point Capital Management, LP as Sub-Advisor

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Cavello Bay Reinsurance Limited, as a Lender
By:	Sound Point Capital Management, LP as Manager

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Commonwealth of Pennsylvania, Treasury Department, as Lender
BY:	Sound Point Capital Management, LP as Manager

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Commonwealth of Pennsylvania, Treasury Department - Tuition Account Program, as Lender
BY:	Sound Point Capital Management, LP as Manager

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Kaiser Foundation Hospitals, as Lender
By:	Sound Point Capital Management, LP as Manager

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Kaiser Permanente Group Trust, as Lender
By:	Sound Point Capital Management, LP as Manager

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Privilege Underwriters Reciprocal Exchange, as Lender
By:	Sound Point Capital Management, LP as Manager

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

PURE Insurance Company, as Lender
By:	Sound Point Capital Management, LP as Manager

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Sound Point CLO III, Ltd., as a Lender
BY:	Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Sound Point CLO IV, Ltd., as Lender
BY:	Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Sound Point CLO IX, Ltd., as Lender

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Sound Point CLO V, Ltd., as Lender
BY:	Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Sound Point CLO VI, Ltd., as Lender
BY:	Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Sound Point CLO VII, Ltd., as Lender
BY:	Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Sound Point CLO VIII, Ltd., as Lender
BY:	Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Sound Point CLO X, Ltd., as Lender
By:	Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Sound Point CLO XI, Ltd., as Lender
By:	Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Sound Point CLO XII, Ltd., as Lender
By:	Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Sound Point CLO XIV, Ltd., as Lender
By:	Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Sound Point CLO XV, Ltd., as Lender
By:	Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Sound Point Senior Floating Rate Master Fund, L.P., as Lender
BY:	Sound Point Capital Management, LP as Investment Manager

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Teamsters Pension Trust Fund of Philadelphia & Vicinity, as Lender
BY:	Sound Point Capital Management, LP as Manager

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

ALM XVIII, LTD. as a Lender
by	Apollo Credit Management (CLO), LLC, as its collateral manager

By:	/s/ Joe Moroney
Name:	Joe Moroney
Title:	Vice President

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment To Credit Agreement]

AMUNDI ABSOLUTE RETURN APOLLO CREDIT STRATEGIES FUND as a Lender
By:	Apollo Belenos Management LLC, its trading manager
By:	Apollo Capital Management, L.P., its sole member
By:	Apollo Capital Management GP, LLC, its general partner

By:	/s/ Joseph Glatt
Name:	Joseph Glatt
Title:	Vice President

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment To Credit Agreement]

Apollo Credit Funding III Ltd. as a Lender
By:	Apollo ST Fund Management LLC, its investment manager

By:	/s/ Joseph Glatt
Name:	Joseph Glatt
Title:	Vice President

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment To Credit Agreement]

Apollo Credit Funding IV Ltd. as a Lender
By	Apollo ST Fund Management, LLC, as its collateral manager

By:	/s/ Joseph Glatt
Name:	Joseph Glatt
Title:	Vice President

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment To Credit Agreement]

Apollo Credit Funding V Ltd. as a Lender
By	Apollo ST Fund Management LLC, as its collateral manager

By:	/s/ Joseph Glatt
Name:	Joseph Glatt
Title:	Vice President

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment To Credit Agreement]

Apollo Credit Funding VI Ltd. as a Lender
By:	Apollo ST Fund Management LLC, as its collateral manager

By:	/s/ Joseph Glatt
Name:	Joseph Glatt
Title:	Vice President

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment To Credit Agreement]

Apollo Lincoln Fixed Income Fund, L.P. as a Lender
BY:	Apollo Lincoln Fixed Income Management, LLC, its investment manager

By:	/s/ Joseph Glatt
Name:	Joseph Glatt
Title:	Vice President

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment To Credit Agreement]

Apollo Senior Floating Rate Fund Inc. as a Lender
BY:	Account 631203

By:	/s/ Joe Moroney
Name:	Joe Moroney
Title:	Vice President

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment To Credit Agreement]

Apollo Tactical Income Fund Inc as a Lender
BY:	Account 361722

By:	/s/ Joe Moroney
Name:	Joe Moroney
Title:	Vice President

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment To Credit Agreement]

Apollo TR Opportunistic, Ltd. as a Lender
BY:	Apollo Total Return Master Fund, L.P., its member
Apollo Total Return Advisors, L.P., its General Partner
Apollo Total Return Advisors GP, LLC, its General Partner

By:	/s/ Joseph Glatt
Name:	Joseph Glatt
Title:	Vice President

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment To Credit Agreement]

MPI (London) Limited as a Lender
By:	Apollo TRF MP Management, LLC, its sub-advisor
By:	Apollo Capital Management, L.P., its sole member
By:	Apollo Capital Management GP, LLC, its general partner

By:	/s/ Joseph Glatt
Name:	Joseph Glatt
Title:	Vice President

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment To Credit Agreement]

Ocean Trails CLO IV

By:	Five Arrows Managers North America LLC as Asset Manager

By:	/s/ Ryan White
Name:	Ryan White
Title:	Vice President

Ocean Trails CLO V

By:	Five Arrows Managers North America LLC as Asset Manager

By:	/s/ Ryan White
Name:	Ryan White
Title:	Vice President

Ocean Trails CLO VI

By:	Five Arrows Managers North America LLC as Asset Manager

By:	/s/ Ryan White
Name:	Ryan White
Title:	Vice President

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment To Credit Agreement]

AXA IM INC. for and on behalf of
ALLEGRO CLO I Limited, as Lender

By:	/s/ Xavier Boucher
Name:	Xavier Boucher
Title:	Senior Portfolio Manager

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment To Credit Agreement]

AXA IM INC. for and on behalf of
ALLEGRO CLO II Limited, as Lender

By:	/s/ Xavier Boucher
Name:	Xavier Boucher
Title:	Senior Portfolio Manager

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment To Credit Agreement]

AXA IM INC. for and on behalf of
ALLEGRO CLO III Limited, as Lender

By:	/s/ Xavier Boucher
Name:	Xavier Boucher
Title:	Senior Portfolio Manager

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment To Credit Agreement]

AXA IM INC. for and on behalf of
ALLEGRO CLO IV Limited, as Lender

By:	/s/ Xavier Boucher
Name:	Xavier Boucher
Title:	Senior Portfolio Manager

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment To Credit Agreement]

AXA IM PARIS SA for and on behalf of
AXA UK LEVERAGED LOANS FUND, as Lender

By:	/s/ Xavier Boucher
Name:	Xavier Boucher
Title:	Senior Portfolio Manager

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment To Credit Agreement]

AXA IM PARIS SA for and on behalf of
FCP COLUMBUS DIVERSIFIED LEVERAGED LOANS FUND, as Lender

By:	/s/ Xavier Boucher
Name:	Xavier Boucher
Title:	Senior Portfolio Manager

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment To Credit Agreement]

AXA IM PARIS SA for and on behalf of
FCP COLUMBUS GLOBAL DEBT FUND, as Lender

By:	/s/ Xavier Boucher
Name:	Xavier Boucher
Title:	Senior Portfolio Manager

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment To Credit Agreement]

AXA IM PARIS SA for and on behalf of
AXA GERMANY LEVERAGED LOANS FUND, as Lender

By:	/s/ Xavier Boucher
Name:	Xavier Boucher
Title:	Senior Portfolio Manager

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment To Credit Agreement]

AXA IM PARIS SA for and on behalf of
MATIGNON LOANS IARD FUND, as Lender

By:	/s/ Xavier Boucher
Name:	Xavier Boucher
Title:	Senior Portfolio Manager

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment To Credit Agreement]

AXA IM PARIS SA for and on behalf of
MATIGNON LOANS FUND, as Lender

By:	/s/ Xavier Boucher
Name:	Xavier Boucher
Title:	Senior Portfolio Manager

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment To Credit Agreement]

MARATHON CLO IX LTD. as a Lender
By:	MARATHON ASSET MANAGEMENT, L.P. as Portfolio Manager

By:	/s/ Louis Hanover
Name:	Louis Hanover
Title:	Authorized Signatory

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment To Credit Agreement]

Marathon CLO VI, Ltd. as a Lender

By:	/s/ Louis Hanover
Name:	Louis Hanover
Title:	Authorized Signatory

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment To Credit Agreement]

MARATHON CLO VII LTD. as a Lender

By:	/s/ Louis Hanover
Name:	Louis Hanover
Title:	Authorized Signatory

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment To Credit Agreement]

Marathon CLO VIII Ltd. as a Lender

By:	/s/ Louis Hanover
Name:	Louis Hanover
Title:	Authorized Signatory

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment To Credit Agreement]

SIC JV SPV FUNDING I LLC a Delaware limited liability company

By:	SIERRA SENIOR LOAN STRATEGY JV I LLC, a Delaware limited liability company, its Designated Manager

By:	/s/ Christopher M. Mathieu
Name:	Christopher M. Mathieu
Title:	Authorized Person

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment To Credit Agreement]

MCC JV SPV FUNDING I LLC a Delaware limited liability company

By:	MCC SENIOR LOAN STRATEGY JV I LLC, a Delaware limited liability company its Designated Manager

By:	/s/ Richard T. Allorto, Jr.
Name:	Richard T. Allorto, Jr.
Title:	Authorized Person

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment To Credit Agreement]

MEDLEY CREDIT STRATEGIES (KOC) LLC a Delaware limited liability company

By:	Medley SMA Advisors LLC, a Delaware limited liability company its manager

By:	/s/ Richard T. Allorto, Jr.
Name:	Richard T. Allorto, Jr.
Title:	Chief Financial Officer

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment To Credit Agreement]

Bower 1 LLC, as Lender

By:	/s/ Mitesh Bhakta
Name:	Mitesh Bhakta
Title:	Associate Director

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment To Credit Agreement]

Arch Street CLO, Ltd. as a Lender

By:	/s/ Scott D’Orsi
Name:	Scott D’Orsi
Title:	Portfolio Manager

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment To Credit Agreement]

Staniford Street CLO, Ltd. as a Lender

By:	/s/ Scott D’Orsi
Name:	Scott D’Orsi
Title:	Portfolio Manager

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment To Credit Agreement]

OZ Special Master Fund Ltd. as a Lender
By:	OZ Management LP, its Investment Manager
By:	Och-Ziff Holding Corporation, its General Partner

By:	/s/ Alesia J. Haas
Name:	Alesia J. Haas
Title:	CFO

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment To Credit Agreement]

OZLM FUNDING II, LTD. as a Lender
By:	Och-Ziff Loan Management LP, its portfolio manager
By:	Och-Ziff Loan Management LLC, its general partner

By:	/s/ Alesia J. Haas
Name:	Alesia J. Haas
Title:	CFO

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

OZLM FUNDING III, LTD. as a Lender
By:	Och-Ziff Loan Management LP, its portfolio manager
By:	Och-Ziff Loan Management LLC, its general partner

By:	/s/ Alesia J. Haas
Name:	Alesia J. Haas
Title:	CFO

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

OZLM FUNDING V, LTD. as a Lender
By:	Och-Ziff Loan Management LP, its portfolio manager
By:	Och-Ziff Loan Management LLC, its general partner

By:	/s/ Alesia J. Haas
Name:	Alesia J. Haas
Title:	CFO

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

OZLM FUNDING, LTD. as a Lender
By:	OZ CLO Management LLC, its portfolio manager

By:	/s/ Alesia J. Haas
Name:	Alesia J. Haas
Title:	CFO

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

OZLM IX, LTD. as a Lender
By:	Och-Ziff Loan Management LP, its collateral manager
By:	Och-Ziff Loan Management LLC, its general partner

By:	/s/ Alesia J. Haas
Name:	Alesia J. Haas
Title:	CFO

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

OZLM VI, LTD. as a Lender
By:	Och-Ziff Loan Management LP, its asset manager
By:	Och-Ziff Loan Management LLC, its general partner

By:	/s/ Alesia J. Haas
Name:	Alesia J. Haas
Title:	CFO

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

OZLM VII, LTD. as a Lender
By:	Och-Ziff Loan Management LP, its collateral manager
By:	Och-Ziff Loan Management LLC, its general partner

By:	/s/ Alesia J. Haas
Name:	Alesia J. Haas
Title:	CFO

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

OZLM VIII, LTD. as a Lender
By:	Och-Ziff Loan Management LP, its collateral manager
By:	Och-Ziff Loan Management LLC, its general partner

By:	/s/ Alesia J. Haas
Name:	Alesia J. Haas
Title:	CFO

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

OZLM XI, LTD. as a Lender
By:	Och-Ziff Loan Management LP, its collateral manager
By:	Och-Ziff Loan Management LLC, its general partner

By:	/s/ Alesia J. Haas
Name:	Alesia J. Haas
Title:	CFO

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

OZLM XII, LTD. as a Lender
By:	Och-Ziff Loan Management LP, its collateral manager
By:	Och-Ziff Loan Management LLC, its general partner

By:	/s/ Alesia J. Haas
Name:	Alesia J. Haas
Title:	CFO

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

OZLM XIII, Ltd. as a Lender
By:	Och-Ziff Loan Management LP, its collateral manager
By:	Och-Ziff Loan Management LLC, its general partner

By:	/s/ Alesia J. Haas
Name:	Alesia J. Haas
Title:	CFO

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

OZLM XIV, LTD. as a Lender
By:	Och-Ziff Loan Management LP, its collateral manager
By:	Och-Ziff Loan Management LLC, its general partner

By:	/s/ Alesia J. Haas
Name:	Alesia J. Haas
Title:	CFO

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

OZLM XV, LTD. as a Lender
By:	Och-Ziff Loan Management LP, its collateral manager
By:	Och-Ziff Loan Management LLC, its general partner

By:	/s/ Alesia J. Haas
Name:	Alesia J. Haas
Title:	CFO

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

FRANKLIN CUSTODIAN FUNDS-FRANKLIN
INCOME Fund, as Lender

By:	/s/ Richard Hsu
Name:	Richard Hsu
Title:	Vice President, Franklin Advisers

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

MONROE CAPITAL MML CLO 2016-1, LTD.,
By:	Monroe Capital Management LLC, as Collateral Manager Attorney-in Fact, as Lender

By:	/s/ Jeff Williams
Name:	Jeff Williams
Title:	Managing Director

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

MONROE CAPITAL CLO 2014-1, LTD.,
By:	MONROE CAPITAL MANAGEMENT, LLC, as Asset Manager an attorney-in-fact, as Lender

By:	/s/ Jeff Williams
Name:	Jeff Williams
Title:	Managing Director

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Portrush Master Fund, Ltd., as Lender

By:	/s/ Edward Labrenz
Name:	Edward Labrenz
Title:	Authorized Signatory

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Sunrise Partners Limited Partnership, as Lender

By:	/s/ Douglas W. Ambrose
Name:	Douglas W. Ambrose
Title:	Executive Vice President of Paloma Partners Management Company, general partner of Sunrise Partners Limited Partnership

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Mercer Multi-Asset Growth Fund, as Lender

By:	/s/ Vishnu Singh
Name:	Vishnu Singh
Title:	Authorized Signer

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Nebraska Investment Council, as Lender

By:	/s/ Vishnu Singh
Name:	Vishnu Singh
Title:	Authorized Signer

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Kansas Public Employees Retirement System, as Lender

By:	/s/ Vishnu Singh
Name:	Vishnu Singh
Title:	Authorized Signer

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Franklin US Floating Rate Plus Master Fund, as Lender

By:	/s/ Vishnu Singh
Name:	Vishnu Singh
Title:	Authorized Signer

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Franklin Templeton Series II Funds - Franklin Floating Rate II Fund, as Lender

By:	/s/ Madeline Lam
Name:	Madeline Lam
Title:	Asst. Vice President

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Franklin Floating Rate Master Trust - Franklin Floating Rate Master Series, as Lender

By:	/s/ Madeline Lam
Name:	Madeline Lam
Title:	Asst. Vice President

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Franklin Investors Securities Trust - Franklin Floating Rate Daily Access Fund, as Lender

By:	/s/ Madeline Lam
Name:	Madeline Lam
Title:	Vice President

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Franklin Floating Rate Master Trust - Franklin Lower Tier Floating Rate Fund, as Lender

By:	/s/ Vishnu Singh
Name:	Vishnu Singh
Title:	Authorized Signer

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Franklin Floating Rate Master Trust - Franklin Middle Tier Floating Rate Fund, as Lender

By:	/s/ Vishnu Singh
Name:	Vishnu Singh
Title:	Authorized Signer

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

BNPP IP CLO 2014-1, Ltd., as Lender

By:	/s/ Vanessa Ritter
Name:	Vanessa Ritter
Title:	Portfolio Manager

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

BNPP IP CLO 2014-II, Ltd., as Lender

By:	/s/ Vanessa Ritter
Name:	Vanessa Ritter
Title:	Portfolio Manager

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Bank of America, N.A., as Lender

By:	/s/ Susanne M. Perkins
Name:	Susanne M. Perkins
Title:	Senior Vice President

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

BARCLAYS BANK PLC, as Lender

By:	/s/ May Huang
Name:	May Huang
Title:	Assistant Vice President

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

CITIZENS BANK, N.A., as Lender

By:	/s/ Ryan Goodband
Name:	Ryan Goodband
Title:	Director

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

Mackenzie Floating Rate Income Fund

Mackenzie Strategic Income Fund

IG Mackenzie Floating Rate Income Fund

Mackenzie Unconstrained Fixed Income Fund

Mackenzie Income Fund

Mackenzie Global Strategic Income Fund

Mackenzie Cundill Canadian Balanced Fund

Symmetry Canadian Bond Fund - 3864SLF

Mackenzie Global Tactical Bond Fund

IG Mackenzie Strategic Income Fund

Mackenzie Canadian Short Term Income Fund

Manulife Sentinel Income (33) Fund UT

Mackenzie Ivy Global Balanced Fund

Mackenzie Ivy Canadian Balanced Fund

Mackenzie Canadian All Cap Balanced Fund

Mackenzie Canadian Growth Balanced Fund

Mackenzie Floating Rate Income ETF

Mackenzie Strategic Bond Fund

Mackenzie Diversified Alternatives Fund

London Life Income Fund 2.26MF

Mackenzie Canadian Large Cap Balanced Fund

Mackenzie Investment Grade Floating Rate Fund

Mackenzie Global Tactical Investment Grade Bond Fund

Great-West Life Income Fund 6.06M

London Life Growth and Income Fund 2.27MF

Mackenzie Core Plus Global Fixed Income ETF

Mackenzie Unconstrained Bond ETF

Mackenzie USD Global Strategic Income Fund

Mackenzie USD Ultra Short Duration Income Fund

Mackenzie USD Global Tactical Bond Fund

Great-West Life Growth and Income Fund 6.05M

Mackenzie Core Plus Canadian Fixed Income ETF

as Lender

By:	/s/ Movin Mokbel
Name:	Movin Mokbel
Title:	VP, Investments

By:	/s/ Daniel Cooper
Name:	Daniel Cooper
Title:	VP, Investments

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]

MACQUARIE CAPITAL FUNDING LLC, as Lender

By:	/s/ Mimi Shih
Name:	Mimi Shih
Title:	Authorized Signatory

By:	/s/ Lisa Grushkin
Name:	Lisa Grushkin
Title:	Authorized Signatory

[Signature Page to Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement]